SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549




                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                 Date of Report (Date of earliest event reported):
                                   July 12, 1996



          Falcon Cable Systems Company, a California limited partnership
              (Exact name of registrant as specified in its charter)



                                   California
                  (State or other jurisdiction of incorporation)



                1-9332                              95-4108170
        (Commission File Number)          (IRS Employer Identification No.)



    10900 Wilshire Boulevard, 15th Floor, Los Angeles, CA     90024
    (Address of principal executive offices)               (Zip Code)



                                  (310) 824-9990
                          (Registrant's Telephone Number)





         ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

              On July 12, 1996, Falcon Cable Systems Company, a California limited partnership (the "Partnership") sold substantially all of its assets to Falcon Cable Systems Company II, L.P. ("FCSC II") for an aggregate purchase price of $247,396,814 in cash pursuant to the Asset Purchase Agreement by and between the Partnership and FCSC II, dated June 13, 1996 (the "Purchase Agreement"), which is filed as
         Exhibit 1 hereto, and is hereby incorporated herein by reference.

              Filed herewith as Exhibit 2 is the joint press release of the Partnership, Falcon Holding Group, L.P., and FCSC II announcing the consummation of the sale, which press release is hereby incorporated herein by reference. Additional in-formation relating to the transaction is contained in the joint press release of the Partnership and FCSC II dated June 13, 1996, announcing the execution of the Purchase Agreement, which is filed as Exhibit 3 hereto, and is hereby incorpo-rated herein by reference, as well as in the respective Cur-rent Reports on Form 8-K of each of the Partnership and Fal-con Holding Group, L.P., dated June 13, 1996.



         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
                   FINANCIAL INFORMATION AND EXHIBITS.

                   It is impracticable for the Partnership to file the financial statements and information required by Items 7(a) and (b) at this time. The Company will file such financial statements and information as soon as practicable and in any event no later than the date on which the Company is required to file such statements and information pursuant to Items 7(a)(4) and 7(b)(2) of the Current Report on Form 8-K.


         (c) Exhibits.

         Exhibit No.    Description

              1 Purchase Agreement (filed as Exhibit 4 to the Current Report on Form 8-K of Falcon Holding Group, L.P., dated June 13, 1996).

              2 Press Release of the Partnership, Falcon Cable Systems Company II, L.P. and Falcon Holding Group, L.P. dated July 12, 1996.

              3 Press Release of the Partnership and Falcon Holding Group dated June 13, 1996.





                                   SIGNATURE

                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this re-port to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  July 12, 1996


                             FALCON CABLE SYSTEMS COMPANY, A
                             CALIFORNIA LIMITED PARTNERSHIP

                             By:  Falcon Cable Investors Group, a
                                  California limited partnership
                                  General Partner

                             By:  Falcon Holding Group, L.P.
                                  General Partner

                                  By:  Falcon Holding Group, Inc.
                                       General Partner


                                  By:     /s/ Michael K. Menerey
                                       Michael K. Menerey, Secretary
                                       and Chief Financial Officer



























                                 EXHIBIT INDEX


         Exhibit No.              Description                Page No.

              1         Purchase Agreement (filed
                        as Exhibit 4 to the Cur-
                        rent Report on Form 8-K of
                        Falcon Holding Group,
                        L.P., dated June 13,
                        1996).

              2         Press Release of the Part-
                        nership, Falcon Cable Sys-
                        tems Company II, L.P. and
                        Falcon Holding Group, L.P.
                        dated July 12, 1996.

              3         Press Release of the Part-
                        nership and Falcon Holding
                        Group, L.P. dated June 13,
                        1996.